Exhibit 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the filing of the Healthcare Properties, L.P. Form 10-K for the annual period ended December 31, 2002, the undersigned hereby certifies that:

1. The Report fully complies with the requirement of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                      /s/ Robert L. Lankford
                                      ----------------------------------------
                                      Robert L. Lankford
                                      Chief executive officer and chief
                                      financial officer of the
                                      General Partner
                                      March 28, 2003